Exhibit 10.32

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement, dated as of March 29, 2012 (this “Amendment”), is entered into by and among THE FINISH LINE, INC., an Indiana corporation (“Parent”), THE FINISH LINE USA, INC., an Indiana corporation, THE FINISH LINE DISTRIBUTION, INC., an Indiana corporation, FINISH LINE TRANSPORTATION CO., INC., an Indiana corporation, SPIKE’S HOLDING, LLC, an Indiana limited liability company (each, a “Borrower” and collectively, the “Borrowers”), the several financial institutions party hereto as Lenders, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (the “Administrative Agent”).

BACKGROUND

A. The Borrowers, the Administrative Agent and the financial institutions party thereto as Lenders have entered into that certain Credit Agreement, dated as of February 18, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Administrative Agent and Lenders have extended to Borrowers a revolving line of credit in the initial maximum principal amount of $50,000,000 with an option to increase the maximum principal amount thereof to $100,000,000.

B. Parent desires to retain The Gart Companies, Inc. to manage the business of The Running Specialty Group, LLC, an Indiana limited liability company (“Runco”), a wholly owned subsidiary of Parent. In furtherance of retaining the services of The Gart Companies, Inc. Parent will, or will cause Runco, to (i) enter into a Contribution Agreement (the “Contribution Agreement”) with GCPI SR LLC, a Delaware limited liability company (“GCPI”), and Gart Capital Partners Ltd., a Colorado limited liability company (“Gart Capital”) pursuant to which, among other things, GCPI will contribute $10 million in cash for capital membership interests, (ii) amend and restate the existing Operating Agreement of Runco (as amended, restated, supplemented or otherwise modified from time to time, the “Runco LLC Agreement”), to, among other things, evidence the issuance of membership interests to GCPI and Gart Capital, (iii) enter into a management agreement with The Gart Companies, Inc., and (iv) enter into various other shared services and operational agreements as may be necessary to further the joint venture (collectively, the “Runco Joint Venture”).

C. In connection with entering into the Runco Joint Venture and the Runco LLC Agreement, Parent shall make a loan to GCPI in the principal amount of $4,000,000 (the “Gart Loan”) which loan shall (i) be evidenced by that certain Loan Agreement and Senior Secured Promissory Note, each dated as of March 29, 2012 (the “Gart Note”), (ii) be secured by all right, title and interest of GCPI in and to Runco and (iii) bear interest at the Applicable Federal Rate for medium-term loans. GCPI shall contribute the proceeds of the Gart Loan to Runco as its initial capital contribution thereto.

D. In connection with entering into the Runco Joint Venture and the Runco LLC Agreement, Parent desires to enter into that certain Loan Agreement, dated as of March 29, 2012 (the “Parent-Runco Loan Agreement”), by and between Runco, as borrower, and Parent, as lender, pursuant to which Parent will make available to Runco unsecured revolving loans in the principal amount of $52,000,000 and a contingent working capital line of credit in the principal amount of $8,000,000 (the “Parent-Runco Credit Facility” and together with the Runco Joint Venture and the Gart Loan, the “Runco Transactions”).

E. Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to permit the Runco Transactions.

F. The Administrative Agent and the Lenders party hereto are willing and have agreed to consent to the foregoing and to amend the Credit Agreement under the terms of this Amendment as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals; Capitalized Terms. The foregoing recitals are true and correct and incorporated herein by reference. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2. Amendment. The Credit Agreement is hereby amended as follows (such amendments to be effective as of the date of this Agreement):

(a) Added Definitions. Section 1.1 is amended by inserting the following definitions in proper alphabetical order in such section:

“Gart Capital” means Gart Capital Partners Ltd., a Colorado limited liability company.

“Gart Loan” means that certain loan in the principal amount not to exceed $4,000,000 at any time, provided by Parent to GCPI pursuant to the Gart Note and the other agreements, instruments and other documents executed and delivered in connection therewith and secured by all right, title and interest of GCPI in and to Runco.

“Gart Note” means that certain Senior Secured Promissory Note by GCPI in favor of Parent, in form and substance satisfactory to the Administrative Agent and a copy of which has been provided to the Administrative Agent and secured by all right, title and interest of GCPI in and to Runco.

“GCPI” means GCPI SR LLC, a Colorado limited liability company.

“Parent-Runco Credit Facility” means that certain unsecured revolving line of credit in the principal amount not to exceed $52,000,000 at any time, and that certain contingent revolving line of credit in the principal amount not to exceed $8,000,000 at any time, provided by Parent to Runco pursuant to the Parent-Runco Loan Agreement and the other agreements, instruments and other documents executed and delivered in connection therewith, in form and substance satisfactory to the Administrative Agent and copies of which have been provided to the Administrative Agent.

“Parent-Runco Loan Agreement” means that certain Loan Agreement, dated as of March 29, 2012, by and between Runco, as borrower, and Parent, as lender, in form and substance satisfactory to the Administrative Agent.

“Runco” means The Running Specialty Group, LLC, an Indiana limited liability company.

“Runco Acquisitions” means The Running Specialty Group Acquisitions 1, LLC, an Indiana limited liability company.

“Runco LLC Agreement” means that certain Amended and Restated Operating Agreement, dated as of March 29, 2012, by and among Parent, GCPI and Gart Capital, as amended, restated, supplemented or otherwise modified from time to time, in form and substance satisfactory to the Administrative Agent and a copy of which has been provided to the Administrative Agent.

“Runco Joint Venture” means the Joint Venture entered into by and among Parent, GCPI and Gart Capital pursuant to the terms set forth in the Runco LLC Agreement.

“Runco Transactions” means, collectively, the transactions contemplated by the Parent-Runco Credit Facility, the Runco Joint Venture and the Gart Loan.

(b) Amended Definitions. The definition of “Excluded Subsidiaries” is amended by adding the following sentence immediately following the first sentence of such definition.

“Runco and Runco Acquisitions also shall be Excluded Subsidiaries under this Agreement.”

(c) Section 8.2.4. Section 8.2.4 is amended by (i) renumbering clause (v) of such section as clause (vii), (ii) deleting the word “and” where it appears at the end of clause (iv) of such section and (iii) inserting the following as new clauses (v) and (vi) of such section:

“(v) Investments by Parent in GCPI made pursuant to and evidenced by the Gart Note in an aggregate amount not to exceed $4,000,000;

(vi) Investments made by Parent in Runco pursuant to the Parent-Runco Credit Facility in an aggregate amount not to exceed $60,000,000; and”

(d) Section 8.2.5. Section 8.2.5 is amended by (i) renumbering clause (iii) of such section as clause (iv) and (ii) inserting the following as new clause (iii) immediately following the clause “warrants or other rights to purchase such Capital Stock,”:

“(iii) dividends and other distributions payable to the members of Runco pursuant to the terms of the Runco LLC Agreement and dividends and other distributions payable to the members of Runco Acquisition, a wholly owned subsidiary of Runco,”

(e) Section 8.2.7. Section 8.2.7 is amended by (i) renumbering clause (vii) of such section as clause (viii) and changing the reference in such clause from clause (vi) to clause (vii), (ii) deleting the word “or” where it appears at the end of clause (vi) of such section and (iii) inserting the following as new clause (vii) of such section:

“(vii) sales and issuances of the membership interests in Runco to GCPI and Gart Capital made in connection with the consummation of the Runco Joint Venture; or”

(f) Section 8.2.9. Section 8.2.9 is amended by (i) deleting the word “and” where it appears before the beginning of clause (iv) of such section, (ii) adding the following clause immediately following the words “up to 65% of the equity interests of such Subsidiary” found in clause (iv) of such section:

“; and (v) Runco and Runco Acquisitions.”

and (iii) deleting the last sentence of such section and replacing it with the following:

“Each of the Loan Parties shall not become or agree to become a party to a Joint Venture other than the Runco Joint Venture.”

(g) Section 8.2.11. Section 8.2.11 is amended by adding the following immediately after the words “other than to the Parent or to any other Loan Party”:

“; provided however that nothing herein shall prohibit Runco from issuing membership interests to its members in connection with the consummation of the Runco Joint Venture”

(h) Section 8.2.12. Section 8.2.12 is amended by adding the following immediately after the words “obtaining the prior written consent of the Required Lenders”:

“; provided however that nothing herein shall prohibit Parent and Runco from amending and restating Runco’s limited liability company agreement in connection with the consummation of the Runco Joint Venture”

(i) Section 8.2.13. Section 8.2.13 is amended by adding the following immediately after the words “Administrative Agent or the Lenders”:

“other than any restrictions or prohibitions on the granting of Liens on Runco’s assets or membership interests that may be contained in the Runco LLC Agreement or the Parent-Runco Loan Agreement”

(j) Section 8.2.17. Section 8.2.17 is amended by deleting clause (7) of such section in its entirety and replacing it with the following:

“(7) customary provisions in joint venture agreements and other similar agreements relating solely to the securities, assets and revenues of such joint venture or other business venture and the provisions of the Runco LLC Agreement;”

(k) Schedule 6.1.2. Schedule 6.1.2 is amended and restated as provided on Exhibit A attached hereto.

3. Consent. Each Lender hereby consents to the Runco Transactions. Each Lender hereby consents to Runco and Runco Acquisitions not becoming a Guarantor under the Agreement and acknowledge that Runco and Runco Acquisitions shall not be deemed a Loan Party under the Agreement.

4. Conditions to Effectiveness. The amendments contained in this Amendment shall become effective upon each of the following conditions being satisfied to the satisfaction of the Administrative Agent:

(a) Execution and Delivery of this Amendment. The Borrowers, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered this Amendment.

(b) Execution and Delivery of the Gart Note. A copy of the executed Gart Note, together with the notes and any other agreements executed in connection therewith, shall be delivered to the Administrative Agent.

(c) Execution and Delivery of Runco Loan Agreement. A copy of the executed Parent Runco Loan Agreement, together with the notes and other agreements executed in connection therewith, shall be delivered to the Administrative Agent.

(d) Execution and Delivery of the Runco LLC Agreement. A copy of the executed Runco LLC Agreement shall be delivered to the Administrative Agent.

(e) Officer’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by an Authorized Officer certifying that (w) all representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct, (x) the Loan Parties are in compliance with each of the covenants and conditions hereunder, and (y) no Event of Default or Potential Default exists.

(f) Secretary’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by the Secretary, an Assistant Secretary or Authorized Officer of each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this Amendment and the other documents executed and delivered in connection herewith, together with authorizing resolutions on behalf of each of the Loan Parties evidencing same;

(ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Loan Party in each state where organized or qualified to do business; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded.

(g) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

5. Confirmation of Guaranty. Each Guarantor confirms that they have read and understand the Amendment. In order to induce the Lenders to enter into the Amendment, each Guarantor: (i) consents to the Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor at all times since it became a Guarantor and from and after the date hereof, the Guarantor shall continue to be a Guarantor in accordance with the terms of the Loan Documents, as the same may be amended in connection with the Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of the Borrower or such Guarantor under the Credit Agreement or any other such Loan Document.

6. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Administrative Agent, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that such Loan Party has duly authorized, executed and delivered this Amendment.

(b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c) Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

(d) Incorporation into Credit Agreement. This Amendment (including all Schedules and Exhibits) shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Indiana without regard to its conflict of laws principles.

(f) Payment of Fees and Expenses. The Borrowers unconditionally agree to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements of the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

(g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Borrowers, the Guarantors, each Lender, and the Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BORROWERS:

THE FINISH LINE, INC.

By:
Name:
Title:

THE FINISH LINE USA, INC.

By:
Name:
Title:

THE FINISH LINE DISTRIBUTION, INC.

By:
Name:
Title:

FINISH LINE TRANSPORTATION CO, INC.

By:
Name:
Title:

SPIKE’S HOLDING, LLC

By:
Name:
Title:

AS TO SECTIONS 5 AND 6:

GUARANTORS:

THE FINISH LINE MA, INC.

By:
Name:
Title:

ADMINISTRATIVE AGENT AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender and as Syndication Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

Exhibit A

Schedule 6.1.2

The Finish Line USA, Inc.

The Finish Line Distribution, Inc.

Finish Line Transportation Co., Inc.

Spike’s Holding, LLC

The Finish Line MA, Inc.

The Running Specialty Group, LLC

The Running Specialty Group Acquisitions 1, LLC [Indirect sub. - Direct sub. of TRSG, LLC]